SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              / X /

Filed by a Party other than the Registrant          /   /

Check the appropriate box:


     /   /  Preliminary Proxy Statement

     /   /  Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

     / X /  Definitive Proxy Statement

     /   /  Definitive Additional Materials

     /   /  Soliciting Material Pursuant to ss.240.14a-12


                           THE JENSEN PORTFOLIO, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     /  /  Fee paid previously with preliminary materials.

     /  /  Check box if any  part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:



                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721


                                 Proxy Statement
                                       For
                         Special Meeting of Shareholders

                                 March 24, 2004



Enclosed in this package you will find:

Shareholder Letter.............................................................2

Notice of Special Meeting......................................................3

Shareholder Q&A................................................................4

Proxy Statement................................................................7

Proposal No. 1.................................................................8
         To approve the Election of a New Board Member

Proposal No. 2................................................................10
         To approve the new Investment Advisory Agreement

Appendix A...................................................Appendix A - Page 1
         New Investment Advisory Agreement

Proxy Card..............................................................Enclosed




                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                January 30, 2004

Dear Jensen Portfolio Shareholder:


     The attached Proxy Statement describes two proposals. The first is to approve a new board member to the Board of Directors and the second proposal relates to a change in control of the ownership of Jensen Investment Management, Inc., the investment advisory firm responsible for managing the assets of The Jensen Portfolio, Inc. It is anticipated that on or about March 1, 2004, Val E. Jensen, Chairman and one of six owners of Jensen Investment Management, Inc., will retire and sell his shares back to Jensen Investment Management, Inc. Mr. Jensen will continue to act in a consulting capacity to the firm, and remain on the Board of Directors for The Jensen Portfolio, Inc. as the chairman and a director. The change in control of the investment adviser is not expected to affect the management of the Fund, as the Fund has been managed by a team since its inception.

     As a result of the anticipated change of control, the Investment Advisory Agreement under which Jensen Investment Management, Inc. serves as the Fund's investment adviser will automatically terminate as required by federal law. At that time, Jensen Investment Management, Inc. (the "Adviser") will continue to advise the Fund under an interim agreement as permitted by federal law.


     The Fund's Board of Directors has scheduled a Special Meeting of Shareholders to be held on March 24, 2004. At this meeting, shareholders will be asked to approve a new Investment Advisory Agreement for the Fund with the Adviser, as well as to elect a new member to the Board of Directors for the Fund. Other than the fact that Val E. Jensen will no longer be an equity owner of the Adviser, the proposed new Investment Advisory Agreement is identical to the original Investment Advisory Agreement, except for the effective and termination dates. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

     This Proxy Statement provides information that addresses various questions that you may have regarding the change in ownership, the new Investment Advisory Agreement, the nominee to serve on the Board of Directors, the voting process and the shareholder meeting generally. We urge you to confirm the Board of Directors' recommendations by promptly voting using any one of the following methods:

     o By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By Telephone: Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     o By Internet: Have your proxy card available. Go to the website shown on the proxy card. Follow the simple instructions found on the website.

     Your prompt response will help avoid the cost of additional solicitation. If you have any questions regarding the proxy, please call 1-866-800-4889.

Sincerely,


/s/ Val E. Jensen                                      /s/ Gary W. Hibler

Val E. Jensen, Chairman                                Gary W. Hibler, President

                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                    Notice of Special Meeting of Shareholders
                            To Be Held March 24, 2004



To the Shareholders:

     Notice is given that a Special Meeting of Shareholders of The Jensen Portfolio, Inc. will be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Wednesday, March 24, 2004, at 5:00 p.m., Pacific Time, for the following purposes:

     o    To approve the election of a new board member;

     o To approve a new Investment Advisory Agreement between the Fund and Jensen Investment Management, Inc.; and

     o To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on January 15, 2004 are entitled to receive notice of and vote at the Fund's Special Meeting and any adjournment thereof. You are entitled to cast one vote for each share and a fractional vote for each fractional share that you own on the record date.



                                                           /s/ Robert G. Millen

                                                           Robert G. Millen
                                                           Secretary

Portland, Oregon
January 30, 2004


     Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided or vote by telephone or by Internet. Your prompt response will help avoid the cost of additional solicitation and ensure that a quorum will be present at the meeting. If you have any questions regarding the proxy, please call 1-866-800-4889. Your proxy is revocable at any time before Wednesday, March 24, 2004 at 5:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.


                        Shareholder Questions and Answers
    Voting the Proposals under the Jensen Portfolio, Inc. Proxy Solicitation

     Jensen Investment Management, Inc. (the "Adviser") manages The Jensen Portfolio, Inc., an Oregon corporation and open-end investment management company (the "Fund"). The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting the Fund to be considered at the shareholder meeting, or at any adjournment thereof (the "Meeting"). If you have any questions regarding the Proxy Statement, please do not hesitate to call us at 1-866-800-4889.

When and where will the Shareholder Meeting be held?

     The Shareholder Meeting will be held on Wednesday, March 24, 2004 at Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390, at 5:00 p.m., Pacific Time. At this meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at this meeting please return your proxy card promptly.

On what proposals am I being asked to vote?

     You are being asked to:

     1. Elect a new person to the Board of Directors of the Fund as an independent director to replace a retiring independent director. The Board will then continue to be comprised of four independent members and two interested members.


     2. Approve a new Investment Advisory Agreement between the Adviser and the Fund that will allow the Adviser to continue providing advisory services to the Fund following the sale of a 27.72% interest in Jensen Investment Management, Inc. by Val E. Jensen. There are no changes in the investment advisory fees to be paid by the Fund or the services to be provided by Jensen Investment Management, Inc. under the new Investment Advisory Agreement. Following the sale transaction, with the exception of Mr. Jensen, the existing Jensen Investment Management, Inc. investment professionals will continue to own the firm and the team responsible for managing the Fund is not expected to change.


Has the Board approved the proposals?

     Yes. The Board of Directors unanimously approved these proposals on January 6, 2004 and recommends that you vote to approve each proposal.

Why am I being asked to elect a director?

     The Fund is devoted to serving the needs of its shareholders, and the Board of Directors is responsible for supervising the management of the Fund's business affairs to meet those needs. The Investment Company Act of 1940, as amended (the "Investment Company Act") and related SEC rules contain provisions requiring that certain percentages of a mutual fund's board of directors be made up of members who are independent of the fund's investment adviser. The current law requires that a majority of the Fund's Board must be made up of independent members.

     The Fund's Board of Directors consists of six persons, four of whom are independent of the Adviser. One of the Board's independent members, Louis B. Perry has chosen to resign, creating a vacancy on the Board of Directors. Thomas
L. Thomsen, Jr. was nominated by the Nominating Committee and approved by the Board of Directors to fill the vacancy as an independent director. You are being asked to ratify the Board of Directors' selection.

     Directors are selected on the basis of their professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals can bring considerable experience to the impartial oversight of a fund's operations. This Proxy Statement includes a description of Mr. Thomsen's background and business experience.

Why am I being asked to approve a new Investment Advisory Agreement?

     The Fund is registered under the Investment Company Act, which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. (A person is considered to be a "control" person if that person beneficially owns 25% or more of the outstanding securities of a company.) This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund.


     Upon Val E. Jensen's retirement and simultaneous sale of his 27.72% interest in the Adviser on or about March 1, 2004, Jensen Investment Management, Inc. will provide investment advisory services to the Fund under an interim
Investment Advisory Agreement that was approved by the Fund's Board of Directors, as permitted by SEC rules. In order for Jensen Investment Management, Inc. to continue to provide advisory services to the Fund on an ongoing basis, shareholders of the Fund must approve the new Investment Advisory Agreement. Your vote to approve the new Agreement will also have the effect of an approval of the interim Investment Advisory Agreement and the advisory fees to be charged to the Fund thereunder.


How will the change in ownership of Jensen Investment Management, Inc. affect the management of the Fund?

     With the exception of Mr. Jensen, the persons responsible for operating the Adviser and managing the assets of the Fund are not expected to change as a result of Mr. Jensen's retirement and sale of his controlling interest in the Adviser. Mr. Jensen will continue to serve the Adviser in a consulting capacity. The investment management fees and the Fund's overall operating expenses will not change.

Are there any differences between the original Investment Advisory Agreement and the proposed new Investment Advisory Agreement?

     The proposed new Investment Advisory Agreement is identical to the original Investment Advisory Agreement, except for the effective and termination dates. Your approval of the new Agreement will not increase the management fees or overall expenses of the Fund, or change the level, nature or quality of services provided to the Fund.

Who is eligible to vote?


     The Board of Directors has fixed the close of business on January 15, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. On the record date, the Fund had 83,323,297.952 outstanding shares of common stock. Shareholders of record at the close of business on the record date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 30, 2004 to shareholders of record.


How can I vote my shares?

     For your convenience, you may vote your ballot in three ways:

     o By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By Telephone: Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     o By Internet: Have your proxy card available. Go to the website shown on the proxy card. Follow the simple instructions found on the website.


What will happen if there are not enough votes to approve the new Investment Advisory Agreement or the election of the new director?

     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response after several weeks, you may be contacted by officers or agents of the Fund or the Adviser who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the new Investment Advisory Agreement and the election of the new director by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. In addition, if enough votes are not obtained to approve the new Investment Advisory
Agreement, Jensen Investment Management, Inc. may only be able to receive advisory fees for its service during the interim period equal to its costs of advising the Fund during that period plus interest.



                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                 Proxy Statement

GENERAL INFORMATION:

     This Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of The Jensen Portfolio, Inc., to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Wednesday, March 24, 2004, at 5:00 p.m., Pacific Time, for the purposes described in the accompanying Notice of Special Meeting of Shareholders. For your convenience, we have divided this proxy statement into four parts:

                            Part 1 -- An Overview
                            Part 2 -- The Proposals
                            Part 3 -- More on Proxy Voting
                            Part 4 -- Additional Information

     Your vote is important! You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call 1-866-800-4889. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Management of the Fund ("Management") expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or personal interview. Georgeson Shareholder Communications, Inc. has been retained to serve as the Fund's proxy solicitor. If solicitation is required, Georgeson Shareholder Communications, Inc. will be paid proxy solicitation fees, between $20,000 and $200,000. The costs of solicitation, including the costs of printing and mailing proxy materials and the costs of holding the Special Meeting, will be borne equally by the Fund and the Fund's investment adviser, Jensen Investment Management, Inc. If the Fund records votes by telephone or Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. We began mailing this Notice of Special Meeting, Proxy Statement and Proxy Card to shareholders of record on or about January 30, 2004.

     The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

     Copies of the Fund's Annual Report for the fiscal year ended May 31, 2003 and the Fund's Semi-Annual Report for the six months ended November 30, 2003 are available upon request, free of charge, by calling (800) 992-4144 or writing to The Jensen Portfolio c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. These reports are also available on the SEC's website, www.sec.gov.

                              PART 1 - AN OVERVIEW

     This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies by the Board for use at the Special Meeting, or any adjournment thereof, to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Wednesday, March 24, 2004, at 5:00 p.m., Pacific Time.


     The Board has fixed the close of business on January 15, 2004 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.


     The Fund is a registered investment company organized as an Oregon corporation. The Fund's mailing address is The Jensen Portfolio c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. The Fund commenced operations on August 3, 1992.



                             PART 2 - THE PROPOSALS

                                  PROPOSAL ONE:
                    To Approve the Election of a New Director

     Shareholders are being asked to elect Thomas L. Thomsen, Jr. as a new independent director to the Board of Directors for the Fund. Mr. Thomsen has indicated his willingness to serve if elected.

     If Mr. Thomsen should withdraw or otherwise become unavailable for election, the persons named as proxies will vote for such other nominees as the Fund's Board of Directors may recommend. The Board has no reason to believe that Mr. Thomsen will become unavailable for election as a director. The following table provides more information about Mr. Thomsen such as his address, age and principal occupations during the past five years.


                                                                           # of
                                                                           Portfolios
                                                                           in Fund
                                                      Principal            Complex    Other
                           Position(s) Term of Office Occupation           Overseen   Directorships
                           Held with   and Length of  During Past          by         Held by
Name, Address and Age      the Fund    Time Served    Five Years           Director   Director
-------------------------- ----------- -------------- -------------------- ---------- ---------------
Thomas L. Thomsen, Jr.     Independent Indefinite     Private rancher and  1          None
Age:  59                   Director    Term; since    real estate investor
The Jensen Portfolio, Inc.             December 2003  (2002 - Present);
2130 Pacwest Center                                   Chief Executive
1211 SW Fifth Ave.                                    Officer (2000 -
Portland, OR  97204                                   2002) and President
                                                      (1998 - 2000) of
                                                      Columbia Management
                                                      Company, investment
                                                      adviser to the
                                                      Columbia Funds
                                                      family of mutual
                                                      funds and to
                                                      institutional
                                                      and individual
                                                      investors.


     The Fund's Bylaws provide that each director shall serve during the continued lifetime of the Fund until he dies, resigns, is declared bankrupt or incompetent by the court, or is removed. In addition, any director may resign, or any director may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining directors will fill such vacancy by appointment of another director. The directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the directors holding office have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the purpose of electing directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing directors.

     Director Compensation. The Fund does not compensate directors who are officers or employees of Jensen Investment Management, Inc. During the fiscal year ending May 31, 2004, the independent directors are expected to receive an annual retainer of $14,000 from the Fund, plus a fee of $2,000 for each meeting attended in person. They are also reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Fund does not offer any retirement benefits for the directors. The Board holds regular quarterly meetings. During the fiscal year ended May 31, 2003, there were 6 meetings of the Board of Directors, and the then current directors received the following compensation from the Fund:

------------------------- ------------ ------------------------ ----------------
Name of Person            Total        Pension or Retirement    Estimated Annual
                          Compensation Benefits Accrued as Part Benefit Upon
                          From Fund    of Fund Expenses         Retirement
------------------------- ------------ ------------------------ ----------------
Norman W. Achen           $13,200      None                     None
------------------------- ------------ ------------------------ ----------------
Roger A. Cooke            $12,700      None                     None
------------------------- ------------ ------------------------ ----------------
Robert E. Harold          $12,700      None                     None
------------------------- ------------ ------------------------ ----------------
Louis B. Perry(1)         $3,017       None                     None
------------------------- ------------ ------------------------ ----------------
Thomas L. Thomsen, Jr.(2) None         None                     None
------------------------- ------------ ------------------------ ----------------
Gary W. Hibler            None         None                     None
------------------------- ------------ ------------------------ ----------------
Val E. Jensen             None         None                     None
------------------------- ------------ ------------------------ ----------------
Robert F. Zagunis         None         None                     None
------------------------- ------------ ------------------------ ----------------
Robert G. Millen          None         None                     None
------------------------- ------------ ------------------------ ----------------
(1) Dr. Louis B. Perry served as a director emeritus of the Fund from June 1, 2002 to May 12, 2003 and received no fees for his service during that time. He was appointed as a director of the Fund on May 12, 2003 and served in such capacity until his retirement in December 2003, at which time he resumed serving as director emeritus of the Fund.
(2) Mr. Thomas L. Thomsen, Jr. was appointed director of the Fund in December 2003.

     Audit Committee. The Fund has an Audit Committee, which is comprised of all of the independent directors--Norman W. Achen, Roger A. Cooke, Robert E. Harold and Thomas L. Thomsen, Jr. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee last met during the Board meeting in September 2003.

     Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the directors as is considered necessary from time to time and meets only as necessary. The Nominating Committee met twice during the fiscal year ended May 31, 2003, once in February 2003 and another time in May 2003, to consider the nomination of two new directors to fill a vacancy on the Fund's Board of Directors, at which time Louis B. Perry was elected. In December 2003, the Nominating Committee met to consider the nomination of a new director, at which time Thomas L. Thomsen, Jr. was elected and Louis B. Perry resigned his position as an independent director and was named a director emeritus (a non-voting director).

     The Nominating Committee is comprised of all the independent directors as follows: Norman W. Achen, Roger A. Cooke, Robert E. Harold and Thomas L.
Thomsen, Jr. The Nominating Committee does not have a charter and currently there are no policies in place regarding nominees recommended by shareholders. The Board of Directors believes that in the event nominees are ever recommended by shareholders, the Board can review such nominations on a case-by-case basis. The Nominating Committee has general guidelines and specific minimum qualifications for the nomination of any director nominee. The Nominating Committee gathers nominee recommendations from a variety of resources--other mutual funds, the Adviser, colleagues, etc. Once the nominee has been contacted and accepts to be considered as a nominee, the Nominating Committee reviews the nominee's resume and other credentials and analyzes the expertise the nominee would offer the Board of Directors and the Fund. Directors are selected on the basis of their professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals can bring considerable experience to the impartial oversight of the Fund's operations. Upon completion of the evaluation, the Nominating Committee takes a vote as to whether to recommend the nominee to the full Board of Directors for election to the Board. Thomas L. Thomsen, Jr. was initially recommended to the Nominating Committee by the president of the Fund. All of the independent directors recommended that Mr. Thomsen be included in this proxy statement for shareholder approval.


     Share Ownership of the Directors. As of January 15, 2004, the officers and directors of the Fund owned beneficially less than 1% of the Fund's outstanding shares. The following table shows the dollar range of shares beneficially owned by each director in the Fund as of December 31, 2003:


Interested Directors:
--------------------------------------------- ----------------------------------
                                              Aggregate Dollar Range of Equity
Name of Director                                   Securities in the Fund
--------------------------------------------- ----------------------------------
Gary W. Hibler                                          Over $100,000
Val Jensen                                              Over $100,000
--------------------------------------------- ----------------------------------

Independent Directors/Director Emeritus:
--------------------------------------------- ----------------------------------
                                              Aggregate Dollar Range of Equity
Name of Director                                   Securities in the Fund
--------------------------------------------- ----------------------------------
Norman W. Achen                                         Over $100,000
Roger A. Cooke                                          Over $100,000
Robert E. Harold                                        Over $100,000
Thomas L. Thomsen, Jr.                                  Over $100,000
Louis B. Perry (director emeritus)                      Over $100,000
--------------------------------------------- ----------------------------------

     As of December 31, 2003, none of the independent directors, director emeritus or members of their immediate families owned any securities of Jensen Investment Management, Inc. (the "Adviser"), the Fund's distributor, Quasar Distributors, LLC (the "Distributor") or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the independent directors, director emeritus or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.

     Required Vote. Provided that a quorum is present, approval of the election of the new director requires the affirmative vote of the plurality of the shares entitled to vote, which means that if the nominee receives more votes for than against, he will be elected.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE TO APPROVE THE NEW DIRECTOR.


                                  PROPOSAL TWO:
            To approve a new Investment Management Agreement between
        The Jensen Portfolio, Inc. and Jensen Investment Management, Inc.

     The Board of Directors of the Fund is recommending that shareholders approve a proposed new Investment Advisory Agreement (the "New Agreement"), between Jensen Investment Management, Inc. and the Fund, which would become effective immediately following shareholder approval. The New Agreement is identical to the Fund's original Investment Advisory Agreement with Jensen Investment Management, Inc. (the "Original Agreement") and differs only in its effective and termination dates. A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.


     As described in this Proxy Statement, the New Agreement is necessary because the Original Agreement will automatically terminate as a result of a change in control of Jensen Investment Management, Inc., the Fund's investment adviser. The termination and resulting shareholder vote is required under the Investment Company Act. Upon such termination, Jensen Investment Management, Inc. will continue to manage the Fund under an Interim Investment Management Agreement (the "Interim Agreement") as permitted by Securities and Exchange Commission rules.

     This proposal sets forth information about Jensen Investment Management, Inc., a description of the forthcoming change in ownership of the Adviser, a summary of the relevant Investment Advisory Agreements, and a discussion of the factors considered by the Board when it approved the New Agreement.

     Investment Adviser. Jensen Investment Management, Inc. is an SEC-registered investment adviser with offices located at 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon, 97204-3721. Jensen Investment Management, Inc. was founded in 1988 and currently manages approximately $2.1 billion in client assets. While the Fund accounts for over 85% of the Adviser's assets under management, the Adviser has approximately 150 other client relationships, including families, individuals, foundations and other organizations or entities. Jensen Investment Management, Inc. has served as the Fund's manager since the Fund's inception on August 3, 1992. The Original Agreement requires Jensen Investment Management, Inc. to manage the investment and reinvestment of the Fund's assets and to provide administration of the Fund not otherwise provided by third party service providers, subject to the direction of the Board of Directors.

     Description of Ownership Changes. The stockholders of Jensen Investment Management, Inc. consist of the senior officers of the firm with a controlling interest held by founder and Chairman Val E. Jensen. Mr. Jensen tendered his resignation effective March 1, 2004 and plans to simultaneously sell all of his shares of the Adviser (representing 27.72% of the Adviser's total outstanding shares) back to the Adviser. As a result of the completion of Mr. Jensen's proposed sale transaction, the number of shares outstanding of the Adviser will decrease. Accordingly, the percentage of shares of the Adviser owned by each of the principals will correspondingly increase. The percentage of shares held by Gary W. Hibler, one of the Adviser's principals, will increase to more than 25% after the change of control, and as a result, he will be presumed to be a control person of the Adviser.


     Jensen Investment Management, Inc. intends to adhere to the applicable provisions of Section 15(f) of the Investment Company Act. Section 15(f) of the Investment Company Act provides that when a change in control of a mutual fund investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as no "unfair burden" is imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated with respect to the change in control transaction.


     Interim Agreement. As noted, a new advisory agreement is needed for the Fund because the Original Agreement under which the Adviser manages the Fund will automatically terminate as a result of the completion of the upcoming sale transaction by Mr. Jensen. Generally, shareholders of a fund must approve an advisory agreement before it takes effect. In this case, the Board, including the independent directors, relied on Rule 15a-4 under the Investment Company Act, which enabled the Board to approve the Interim Agreement under which the Adviser can continue managing the Fund after Mr. Jensen's sale transaction, until shareholders can approve the New Agreement. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while the fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement relating to the Fund:


     (1) the compensation under the interim contract may be no greater than under the previous contract;

     (2) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

     (3) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

     (4) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

     (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board of the fund; and

     (6) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.


     The advisory fees earned by the Adviser during the interim period are being held in an escrow account until the shareholder meeting. If the New Agreement is approved, that approval will be viewed as an implicit approval of the Interim Agreement by shareholders, and Jensen Investment Management, Inc. will receive the escrowed fees plus interest earned on the escrow account. If the New Agreement is not approved, Jensen Investment Management, Inc. will only receive fees for the interim period equal to the costs it incurred in advising the Fund for that period or the funds in the escrowed account, whichever is less.

     Original and New Agreements. The Original Agreement under which Jensen Investment Management, Inc. provided advisory services to the Fund was originally dated as of July 31, 1992 and amended in 1993 and 2001. The Original Agreement, with all amendments, was last approved by the Fund's Board of Directors, including all of the independent directorson July 14, 2003. The Original Agreement was last approved by shareholders on July 26, 2001. The New Agreement is identical to the Original Agreement except for the effective and termination dates. The New Agreement will take effect immediately after it is approved by shareholders and will have an initial term until August 1, 2005. The New Agreement can be renewed for successive one-year periods, provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent directors.

     The terms of the Original and New Agreements are identical. There is no change in the advisory fees paid to Jensen Investment Management, Inc., which total 0.50% of average daily net assets annually. The Original Agreement and the New Agreement both provide that Jensen Investment Management, Inc. will provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the Fund. Both Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, Jensen Investment Management, Inc. shall not be liable for errors of judgment or losses related to its advisory services to the Fund. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund or by Jensen Investment Management, Inc. For its services under the Original Agreement for the fiscal year ended May 31, 2003, the Adviser was paid $4,326,676. The foregoing description of the New Agreement is qualified in its entirety by reference to Exhibit A.

     Board of Directors Deliberations. On January 6, 2004, the Board of Directors of the Fund held a special board meeting, at which it reviewed the proposed sale of the controlling interest of Mr. Jensen's shares of Jensen Investment Management, Inc. back to the firm and considered the proposed Interim and New Agreements with Jensen Investment Management, Inc. to take effect following the sale transaction. At the meeting, the Board reviewed materials furnished by Jensen Investment Management, Inc. and discussed the proposed sale with Mr. Jensen of Jensen Investment Management, Inc. Mr. Jensen explained that he was retiring from the day-to-day activities with the Adviser and was selling his interest in the Adviser back to the Adviser in accordance with the terms of the shareholders agreement among the Adviser and all of the Adviser's shareholders. The Adviser requested that Mr. Jensen be available from time to time to provide consulting services as necessary at the Adviser's expense. At the Board's request, including the request of the majority of the independent directors, Mr. Jensen indicated that he would remain on the Fund's Board of Directors as the Chairman and a director. Under the Investment Company Act, Mr. Jensen will still be considered an interested director of the Fund. The Board considered and discussed with Mr. Jensen and other representatives of the Adviser the reasons why the retirement of Mr. Jensen as an officer of the Fund and the sale of Mr. Jensen's interest in the Adviser would not have an adverse impact on the Fund. Mr. Jensen explained that the Fund's existing portfolio management team and supporting investment professionals were expected to remain with the firm and will continue to manage the Fund.


     In determining the reasonableness of the advisory fees under each of the Interim Agreement and the New Agreement, the directors considered several factors, including:


     o    the  nature  and   quality  of   services   provided   to  the  Fund's
          shareholders;

     o    a comparison of the fee structures of other mutual funds;

     o    the profitability of the advisory contract for the Adviser;

     o fall-out benefits realized by the Adviser from service as adviser to the Fund; and

     o the existence of economies of scale with respect to the provision of investment advice to the Fund.


     In reviewing the nature and quality of services provided by the Adviser, the directors examined the performance of the Fund compared to other mutual funds of the same asset size and with similar investment objectives and against the appropriate securities indices. Performance over one-, three-, five- and ten-year periods for the Fund were analyzed. The directors also assessed the day-to-day management of the Fund, reviewing information provided to them before the special meeting and at earlier meetings during the past year.


     The directors reviewed the overall expense ratio of the Fund, including the aggregate expenses of the Fund to its net assets, as well as to the Fund's management fee. The directors reviewed and considered the information from Lipper Inc. detailing the expense ratios of comparable funds with similar investment objectives, strategy and size that showed the Fund's overall expenses and management fee were below the average of its peer group. The directors also considered the appropriateness of the management fee and the need for breakpoints for the Fund.


     The directors reviewed data related to the profitability of the Adviser and considered any additional benefits to the Adviser resulting from its relationship with the Fund. The directors also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, noting that the Adviser has no affiliates.


     In addition, after reviewing the terms of the Original Agreement and the Interim Agreement and discussing with the Adviser any potential changes that might result to the Fund's investment strategy, management and overall performance due to the retirement of Mr. Jensen, the Board determined that the Interim Agreement: (1) provided for the same compensation to the Adviser as the Original Agreement; (2) contained satisfactory terms and conditions in view of
Section 15 of the Investment Company Act and Rule 15a-4 thereunder; and (3) provided for services of at least equivalent scope and quality as the Original Agreement.


     After considering these and other factors, the directors concluded that each of the Interim and New Agreements with the Adviser was reasonable for the Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Adviser all information reasonably necessary for the directors to evaluate the advisory contracts. The independent directors also met separately outside of the presence of the interested directors to consider the Interim and New Agreements.

     Based  on  these  and  other  considerations,   the  Board,  including  the
independent directors, unanimously approved the Interim Agreement and the New Agreement, and recommended that shareholders approve the New Agreement.

     Required Vote. Provided that a quorum is present, the approval of the New Agreement requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE TO APPROVE THE NEW AGREEMENT.


                                 Other Matters:

     The Board knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.



                         Part 3 - More on Proxy Voting:

Record Date


     Only shareholders of record of the Fund at the close of business on the Record Date, January 15, 2004, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on January 15, 2004, 83,323,297.952 shares of common stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:


Class J Shares
                                                                  Percent of
Fund Name and                                No. of Shares        Outstanding
Shareholder Name and Address                 Owned                Shares Owned
------------------------------------------   -----------------    --------------
Charles Schwab & Co., Inc.................     37,323,642.185       49.70%
Reinvest Account
Special Custody Account for the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services LLC...........     13,314,692.144       17.73%
Custody for the benefit of its Customers
Attn: Mutual Funds Department, 5th Floor
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Pershing LLC..............................      7,249,900.241        9.65%
Attn:  Wing Liang
Mutual Fund Trading Manager
P.O. Box 2052 Jersey City, NJ 07303-2052



Class I Shares
                                                                  Percent of
Fund Name and                                No. of Shares        Outstanding
Shareholder Name and Address                 Owned                Shares Owned
------------------------------------------   -----------------    --------------
JP Morgan Chase Trust.....................      5,885,737.425       71.70%
For the Benefit of Federal Reserve
Employee Benefit System Thrift Plan
Attn:  Claudette Anthony
3 Chase Metrolich Center, 5th Floor
Brooklyn, NY  11245-0001

Charles Schwab & Co., Inc.................      1,377,118.516       16.78%
Reinvest Account
Special Custody Account for the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122



Class R Shares

                                                                  Percent of
Fund Name and                                No. of Shares        Outstanding
Shareholder Name and Address                 Owned                Shares Owned
------------------------------------------   -----------------    --------------
Nationwide Trust Company, FSB.............         343.968          87.77%
& IPO Portfolio Accounting
P.O. Box 182029 Columbus, OH 43218-2029

Jensen Investment Management, Inc.........         47.912           12.23%
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR  97204-3713



Voting of Proxies

     Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. You may submit the proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; (2) by telephone; or (3) by Internet. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted "FOR" Proposals 1 and 2 as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting on Wednesday, March 24, 2004 at 5:00 p.m., Pacific Time. Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum


     Under the Fund's Bylaws, a quorum of shares will be present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy. All proxies that are properly executed and returned will be counted towards establishing a quorum, including proxies with instructions to withhold authority to vote ("abstentions"), and proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies.


     If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

               If you do not expect to attend the Special Meeting,
            please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.
                            No postage is necessary.



                         PART 4 - ADDITIONAL INFORMATION

Service Providers of the Fund

     Jensen Investment Management, Inc., 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon, 97204-3721 serves as the Fund's investment adviser.


     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 is principal underwriter for the Fund and is authorized to distribute the Fund's shares pursuant to a Distribution Agreement.


     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund's administrator, transfer agent and dividend disbursing agent.

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as custodian of the Fund's cash and securities.

Submission of Certain Shareholder Proposals

     The Fund is not required to hold annual shareholder meetings. Because the Fund is not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Robert G. Millen, Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, in care of Robert G. Millen, Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

     Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided or vote by telephone or by Internet. Your prompt response will help avoid the cost of additional solicitation. If you have any questions regarding the proxy statement, please call 1-866-800-4889. Your proxy is revocable at any time before Wednesday, March 24, 2004 at 5:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

                                                    By Order of the Board,

                                                    /s/ Robert G. Millen

                                                    Robert G. Millen, Secretary
January 30, 2004




                                                                      Appendix A

                          INVESTMENT ADVISORY AGREEMENT

                                     between

                           THE JENSEN PORTFOLIO, INC.

                                       and

                       JENSEN INVESTMENT MANAGEMENT, INC.

     This Agreement, effective March 24, 2004, is entered into by and between THE JENSEN PORTFOLIO, INC., an Oregon corporation (the "Fund"), and JENSEN INVESTMENT MANAGEMENT, INC., an Oregon corporation (the "Adviser").

     In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

     1. The Fund hereby employs the Adviser to act as its investment adviser and, as such, to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations, and to administer the Fund's affairs to the extent requested by the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and upon the terms set forth in this Agreement. Investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Fund as may, from time to time, be in force and all applicable provisions of the Investment Company Act of 1940, or any successor statute, as amended from time to time (the "1940 Act").

     The Adviser agrees to: (a) furnish the investment advisory services specified above; (b) furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and (c) permit any of its officers and employees to serve, without compensation, as directors or officers of the Fund if elected to such positions. The Adviser shall pay the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities.

     The Adviser shall, on behalf of the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and shareholder servicing agent). All books and records so maintained shall be the property of the Fund and, upon request, the Adviser shall surrender to the Fund any of such books and records requested.

     The investment policies and all other actions of the Fund are, and shall at all times be, subject to the control and direction of the Board of Directors of the Fund. In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Fund.

     With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of the Fund, the Adviser may place transaction orders for the Fund's account with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that the net price to the Fund of such transaction was reasonable in relation to the net price for comparable transactions engaged in by similarly situated investors.

     2. For the services and facilities to be furnished, the Fund shall pay to the Adviser monthly compensation equal to an annual rate of 0.50 percent of the Fund's average daily net assets. The daily net asset value of the Fund shall be computed in the manner and at the times set forth in the Fund's Articles of Incorporation. On any day that the Fund's net asset value is not calculated, the net asset value for such day shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purposes of the foregoing computations. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily, and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365th of the annual rate to the Fund's net asset value each day determined as of the close of business on that day.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

     3. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation: (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities;
(c) fees and expenses of its directors other than those who are "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser; (d) legal and audit expenses; (e) transfer agent expenses and expenses for servicing shareholder accounts; (f) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends; (g) custodian fees and expenses; (h) administrative fees and expenses; (i) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (k) the cost of issuing share certificates, if certificates are issued; (l) expenses for reports, membership dues and other dues in the Investment Company Institute or any similar trade organization; (m) expenses of preparing and typesetting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto; (p) the organizational costs of the Fund and other Fund expenses that are capitalized; (q) insurance premiums; (r) expenses of maintaining the Fund's corporate existence, providing investor services and corporate reports, and holding corporate meetings; and (s) such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

     The Adviser may, but has no obligation to, pay any or all of the expenses of the Fund that are payable by the Fund. In such event, the Fund shall promptly reimburse the Adviser for all such expenses so paid by the Adviser.

     4. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained by the Fund or its shareholders in the purchase, holding or sale of any security.

     5. Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as officers, directors, agents, shareholders or otherwise.

     6. The Adviser shall have the right to grant the use of a name similar to the Fund's name to another investment company or business enterprise without the approval of the Fund's shareholders and shall have the right to withdraw from the Fund the use of the Fund's name. However, the Adviser may not withdraw from the Fund the use of the Fund's name without submitting to the Fund's shareholders the question of whether the shareholders wish the Fund to continue this Agreement.

     7. This Agreement became effective on March 24, 2004 and shall continue in full force and effect until August 1, 2005 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

     This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Fund or by the Adviser on 60 days' written notice to the other party. The Fund may effect termination by action of its Board of Directors or by vote of a majority of the outstanding shares of the common stock of the Fund (as defined in the 1940 Act), accompanied by the appropriate notice. In the event of the death or disability of any of the principal officers of the Adviser, or if, for any other reason, there is a material change in the management or ownership of the Adviser, the Board of Directors of the Fund shall be required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. If the Fund's Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice; provided, however, that any change in the ownership of the Adviser that constitutes an assignment (within the meaning of the 1940 Act) shall require the automatic termination of this Agreement.

     This Agreement may be terminated at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of common stock of the Fund, and such termination shall be without the payment of any penalty and without any required prior notice, if it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action that results in a breach of the covenants of the Adviser set forth in this Agreement. In addition, the Adviser agrees to inform the Board of Directors of the Fund if the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser's covenants set forth in this Agreement. The Board of Directors of the Fund shall meet as soon as practicable after it receives such notification to consider whether another investment adviser should be selected for the Fund. If the Fund's Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice.

     Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

     9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. If any action or suit is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to all other rights and remedies, the prevailing party's reasonable attorney fees at trial and on appeal.


     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the date first written above.

THE JENSEN PORTFOLIO, INC.                JENSEN INVESTMENT MANAGEMENT, INC.




By ____________________________           By _______________________________
         President                                 President



--------------------------------------------------------------------------------
[FRONT OF CARD]
                                  THREE EASY WAYS TO VOTE YOUR PROXY
                       Read the Proxy Statement and have the Proxy card at hand. PROXY TABULATOR
    P.O. BOX 9132           TELEPHONE: Call 1-800-690-6903 and follow the simple
HINGHAM, MA 02043-9132                 instructions.
                             INTERNET: Go to www.proxyweb.com  and  follow  the
                                       on-line directions.
                                 MAIL: Vote, sign, date and  return your  proxy
                                       by mail.
                       If you vote by Telephone or internet, do not mail your proxy.

999 999 999 999 99 <--

THE JENSEN PORTFOLIO, INC..       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                      OF DIRECTORS OF THE JENSEN PORTFOLIO, INC.


         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS -- March 24, 2004

The undersigned hereby appoints as proxies Gary W. Hibler and Robert F. Zagunis, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 5:00 p.m. Pacific Time, on March 24, 2004, at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 and any adjournment(s) thereof ("Meeting"), with all the power the undersigned would have if personally present.

                             Date ______________________________, 2004

                    ------------------------------------------------------------
                    |                                                          |
                    ------------------------------------------------------------
                    Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

                    Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



--------------------------------------------------------------------------------
[BACK OF CARD]

                                   Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X|
                                   PLEASE DO NOT USE FINE POINT PENS.


The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

1.   To approve the  election of a new  director,        FOR   AGAINST   ABSTAIN
     Thomas L.Thomsen, Jr., as an independent            [ ]     [ ]        [ ]
     director.


2.   To approve the Proposed Investment Advisory         FOR   AGAINST   ABSTAIN
     Agreement.                                          [ ]     [ ]        [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                   PLEASE SIGN THE REVERSE SIDE OF THIS CARD

--------------------------------------------------------------------------------